                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                    American Municipal Income Portfolio Inc.
                    Minnesota Municipal Income Portfolio Inc.
             First American Minnesota Municipal Income Fund II, Inc.
                           American Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                    AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
                    MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.
             FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.
                           AMERICAN INCOME FUND, INC.

    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 15, 2004

     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., First American Minnesota Municipal Income Fund II, Inc. and American Income Fund, Inc. (individually, a "Fund" and collectively, the "Funds") will be held at 9:00 a.m., Central Time, on Wednesday, September 15, 2004, at the Minneapolis Club, 729 Second Avenue South, Minneapolis, Minnesota 55402. The purposes of the meeting are as follow:

     1.   To elect directors.

          -    Shareholders of American Income Fund are being asked to elect three individuals to Class I of the Board of Directors.
          -    Shareholders of the other Funds are being asked to elect nine individuals to the Board of Directors. For each Fund, common shareholders and preferred shareholders, voting together as a single class, will elect seven directors and preferred shareholders, voting alone, will elect two directors.

     2. To ratify the selection of Ernst & Young LLP as independent public accountants of each Fund for the current fiscal year.

     3.   To transact any other business properly brought before the meeting.

     EACH FUND'S BOARD OF DIRECTORS RECOMMENDS APPROVAL OF EACH ITEM LISTED ON THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS.

     Shareholders of record as of the close of business on July 23, 2004 are entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof.

     You can vote easily and quickly by toll-free telephone call, by internet or by mail. Just follow the instructions that appear on your enclosed proxy card. Please help the Funds avoid the cost of a follow-up mailing by voting today.

August 10, 2004                                                     James D. Alt
                                                                    Secretary

                                 PROXY STATEMENT

                    AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
                    MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.
             FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.
                           AMERICAN INCOME FUND, INC.

              ANNUAL MEETING OF SHAREHOLDERS -- SEPTEMBER 15, 2004

          The enclosed proxy is solicited by the Board of Directors of American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., First American Minnesota Municipal Income Fund II, Inc. and American Income Fund, Inc. (sometimes referred to individually as a "Fund" and collectively as the "Funds") in connection with each Fund's annual meeting of shareholders to be held Wednesday, September 15, 2004, and any adjournments thereof.

          The investment adviser for the Funds is U.S. Bancorp Asset Management, Inc. (the "Adviser"). U.S. Bancorp Asset Management also acts as the administrator for First American Minnesota Municipal Income Fund II, Inc. and as a co-administrator for the other Funds along with U.S. Bancorp Fund Services, LLC. ("Fund Services"). The address of the Funds and the Adviser is 800 Nicollet Mall, Minneapolis, Minnesota 55402. The address of Fund Services is 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

          The costs of solicitation, including the cost of preparing and mailing the Notice of Annual Meeting of Shareholders and this Proxy Statement, will be allocated among and borne by the Funds. Mailing of the Notice of Annual Meeting of Shareholders and this Proxy Statement will take place on approximately August 10, 2004. Representatives of the Adviser may, without cost to the Funds, solicit proxies on behalf of management of the Funds by means of mail, telephone or personal calls.

          In order for the shareholder meeting to go forward for a Fund, there must be a quorum. This means that at least a majority of that Fund's shares must be represented at the meeting -- either in person or by proxy.

          For American Municipal Income Portfolio, Minnesota Municipal Income Portfolio and First American Minnesota Municipal Income Fund II (the "Municipal Bond Funds"), all returned proxies count toward a quorum, regardless of how they are voted. Abstentions and broker non-votes will have no effect on the proposal to elect directors. With respect to the proposal to ratify the funds' independent accountants, an abstention will be counted as shares present at the meeting in determining whether the proposal has been approved, and will have the same effect as a vote against the proposal. If a proxy is returned with a broker non-vote on the proposal, the shareholder will not be counted as present and entitled to vote with respect to that proposal. (Broker non-votes are shares for which (a) the underlying owner has not voted and (b) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

          For American Income Fund, shares represented by proxies that withhold authority to vote or that reflect abstentions or broker non-votes are counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have no effect on the proposal to elect directors, but will have the same effect as a vote against the proposal to ratify the Fund's independent accountants.

          If a quorum is not obtained or if sufficient votes to approve any proposal are not received for any Fund, the persons named as proxies may propose one or more adjournments of the meeting for that Fund to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the meeting (or any adjourned meeting).

          You may revoke your proxy at any time up until voting results are announced at the shareholder meeting. You can do this by writing to the Funds' Secretary, or by voting in person at the meeting and notifying the election judge that you are revoking your proxy. In addition, you can revoke a prior proxy simply by voting again -- using your original proxy card or by internet or toll-free telephone call. If you return an executed proxy card without instructions, your shares will be voted "for" each proposal.

          So far as the Board of Directors is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. Should any other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies to vote upon such matters according to their best judgment.

          Only shareholders of record of each Fund on July 23, 2004 may vote at the meeting or any adjournment thereof. As of that date, the Funds had the following numbers of issued and outstanding common and preferred shares:

                      AMERICAN                                   FIRST AMERICAN
                  MUNICIPAL INCOME     MINNESOTA MUNICIPAL     MINNESOTA MUNICIPAL       AMERICAN INCOME
                      PORTFOLIO          INCOME PORTFOLIO        INCOME FUND II               FUND
                  ----------------     -------------------     -------------------       ---------------
Common Shares         5,756,267             4,146,743              1,472,506               9,454,221
Preferred Shares          1,740                 1,244                    520                    None

          Each shareholder of a Fund is entitled to one vote for each share held. None of the matters to be presented at the meeting will entitle any shareholder to cumulative voting or appraisal rights. No person, to the knowledge of Fund management, was the beneficial owner of more than 5% of any class of voting shares of any Fund as of July 23, 2004, except as follows:

                                                                            NUMBER OF       PERCENTAGE
                                                                            SHARES OF      OWNERSHIP OF
FUND                       NAME AND ADDRESS OF BENEFICIAL OWNER           COMMON STOCK     COMMON STOCK
----                       ------------------------------------           ------------     ------------
American Income Fund       Karpus Management, Inc.                           488,412           5.17%
                           14 Toby Village Office Park
                           Pittsford, NY

                           Sit Investment Associates, Inc. and               839,842           8.88%
                           affiliated entities
                           4600 Wells Fargo Center
                           Minneapolis, MN

          COPIES OF EACH FUND'S MOST RECENT ANNUAL REPORT AND SUBSEQUENT SEMI-ANNUAL REPORT, IF ANY, ARE AVAILABLE TO SHAREHOLDERS UPON REQUEST. IF YOU WOULD LIKE TO RECEIVE A COPY, PLEASE CONTACT THE FUNDS AT 800 NICOLLET MALL, MINNEAPOLIS, MINNESOTA 55402, OR CALL 800-677-FUND AND ONE WILL BE SENT, WITHOUT CHARGE, BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

          AMERICAN INCOME FUND. The Restated and Amended Articles of Incorporation of American Income Fund provide that the Fund's Board of Directors shall be divided into three classes, each having a term of three years. Each year, the term of office of one class will expire. The term of office of the Class I directors expires at this year's annual meeting. (The terms of office of the Class II and Class III directors expire at the 2005 and 2006 annual meetings of shareholders, respectively.) Shareholders will be asked to elect Benjamin R. Field III, Mickey P. Foret and Roger A. Gibson to serve as Class I directors for a three-year term to expire at the 2007 annual meeting of shareholders. It is intended that the enclosed proxy for American Income Fund will be voted for the election of Messrs. Field, Foret and Gibson as Class I directors of the Fund unless such authority has been withheld in the proxy.

          MUNICIPAL BOND FUNDS. The directors of the Municipal Bond Funds do not have staggered terms. Each director serves until the next annual meeting of shareholders. The shareholders of each Municipal Bond Fund will be asked to elect nine nominees to the Fund's Board of Directors. Each Municipal Bond Fund's preferred shareholders are entitled to elect two of the Fund's directors, and the remaining seven directors are to be elected by the preferred shareholders and the common shareholders, voting together as a single class. The nominees for director to be elected by each Municipal Bond Fund's preferred shareholders are Roger A. Gibson and Leonard W. Kedrowski. Benjamin R. Field III, Mickey P. Foret, Victoria J. Herget, Richard K. Riederer, Joseph D. Strauss, Virginia L. Stringer and James M. Wade are to be elected by the preferred shareholders and the common shareholders of each Municipal Bond Fund, voting together. It is intended that the enclosed proxy will be voted for the election of each of these individuals as directors of the Municipal Bond Funds unless such authority has been withheld in the proxy.

          BIOGRAPHICAL INFORMATION. Biographical information regarding each nominee is set forth below. Each nominee also serves as a director of the other closed-end and open-end investment companies managed by the Adviser (the "Fund Complex"). The Fund Complex currently consists of eight closed-end funds (each of which is a registered investment company) and 53 open-end funds (which are portfolios of four registered investment companies). The business address of each of the nominees is First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. Each nominee has served as a director since the last annual meeting of shareholders.

NOMINEES FOR ELECTION AS NON-INTERESTED DIRECTORS

                                                                                             NUMBER OF
                                                                                             PORTFOLIOS IN  OTHER
                        POSITION                                                             FUND           DIRECTOR-
                        HELD                                       PRINCIPAL OCCUPATION(S)   COMPLEX        SHIPS
NAME AND YEAR OF        WITH THE    TERM OF OFFICE* AND LENGTH     DURING LAST               OVERSEEN BY    HELD BY
BIRTH                   FUNDS       OF TIME SERVED                 5 YEARS                   DIRECTOR       DIRECTOR**
----------------------  ---------   --------------------------     -----------------------   -----------    ----------
Benjamin R. Field III   Director    Mr. Field has served as a      Retired; Senior           61             None
(1938)                              director of each of the        Financial Advisor,
                                    Funds since September 2003.    Bemis Company, Inc.
                                    As a Municipal Bond Fund       from May 2002 through
                                    director he serves for a       June 2004; Senior Vice
                                    one-year term that expires     President, Chief
                                    at the next annual meeting     Financial Officer &
                                    of shareholders. As a Class    Treasurer, Bemis,
                                    I director of American         through April 2002.
                                    Income Fund his term will
                                    expire at the 2004 annual
                                    meeting of shareholders. He
                                    has been nominated for a
                                    three-year term that will
                                    expire at the 2007 annual
                                    meeting of shareholders.

Mickey P. Foret         Director    Mr. Foret has served as a      Consultant to Northwest   61             ADC
(1945)                              director of each of the        Airlines, Inc. since                     Telecommunications,
                                    Funds since September 2003.    2002; Executive Vice                     Inc.
                                    As a Municipal Bond Fund       President and Chief
                                    director he serves for a       Financial Officer,                       Champion
                                    one-year term that expires     Northwest Airlines,                      Airlines,
                                    at the next annual meeting     through 2002.                            Inc.
                                    of shareholders. As a Class
                                    I director of American                                                  MAIR
                                    Income Fund his term will                                               Holdings
                                    expire at the 2004 annual                                               Inc.
                                    meeting of shareholders. He
                                    has been nominated for a                                                URS
                                    three-year term that will                                               Corporation
                                    expire at the 2007 annual
                                    meeting of shareholders.

                                                                                             NUMBER OF
                                                                                             PORTFOLIOS IN  OTHER
                        POSITION                                                             FUND           DIRECTOR-
                        HELD                                       PRINCIPAL OCCUPATION(S)   COMPLEX        SHIPS
NAME AND YEAR OF        WITH THE    TERM OF OFFICE* AND LENGTH     DURING LAST               OVERSEEN BY    HELD BY
BIRTH                   FUNDS       OF TIME SERVED                 5 YEARS                   DIRECTOR       DIRECTOR**
----------------------  ---------   --------------------------     -----------------------   -----------    ----------
Roger A. Gibson         Director    Mr. Gibson has served as a     Vice President - Cargo,   61             None
(1946)                              director of each of the        United Airlines, since
                                    Municipal Bond Funds since     July 2001; Vice
                                    August 1998. As a Municipal    President, North
                                    Bond Fund director he serves   America - Mountain
                                    for a one-year term that       Region for United
                                    expires at the next annual     Airlines, prior to July
                                    meeting of shareholders. Mr.   2001.
                                    Gibson has served as a Class
                                    I director of American
                                    Income Fund since October
                                    2000. His current term
                                    expires at the 2004 annual
                                    meeting of shareholders. He
                                    has been nominated for a
                                    three-year term that will
                                    expire at the 2007 annual
                                    meeting of shareholders.

Victoria J. Herget      Director    Ms. Herget has served as a     Investment consultant     61             None
(1951)                              director of each of the        and non-profit board
                                    Funds since September 2003.    member since 2001;
                                    As a Municipal Bond Fund       Managing Director of
                                    director she serves for a      Zurich Scudder
                                    one-year term that expires     Investments through
                                    at the next annual meeting     2001.
                                    of shareholders. As a Class
                                    II director of American
                                    Income Fund her term will
                                    expire at the 2005 annual
                                    meeting of shareholders.

Leonard W. Kedrowski    Director    Mr. Kedrowski has served as    Owner, Executive and      61             None
(1941)                              a director of each of the      Management Consulting,
                                    Municipal Bond Funds since     Inc., a management
                                    August 1998. As a Municipal    consulting firm; Board
                                    Bond Fund director he serves   member, GC McGuiggan
                                    for a one-year term that       Corporation (dba Smyth
                                    expires at the next annual     Companies), a label
                                    meeting of shareholders.       printer; former Chief
                                    Mr. Kedrowski has served as a  Executive Officer,
                                    Class II director of           Creative Promotions
                                    American Income Fund           since International, LLC,
                                    October 2000. His current      a promotional award
                                    term expires at the 2005       programs and products
                                    annual meeting of              company, through
                                    shareholders.                  October 2003; Advisory
                                                                   Board member, Designer
                                                                   Doors, manufacturer
                                                                   of designer doors,
                                                                   through 2002.

                                                                                             NUMBER OF
                                                                                             PORTFOLIOS IN  OTHER
                        POSITION                                                             FUND           DIRECTOR-
                        HELD                                       PRINCIPAL OCCUPATION(S)   COMPLEX        SHIPS
NAME AND YEAR OF        WITH THE    TERM OF OFFICE* AND LENGTH     DURING LAST               OVERSEEN BY    HELD BY
BIRTH                   FUNDS       OF TIME SERVED                 5 YEARS                   DIRECTOR       DIRECTOR**
----------------------  ---------   --------------------------     -----------------------   -----------    ----------
Richard K. Riederer     Director    Mr. Riederer has served as a   Retired; Director,        61             None
(1944)                              director of each of the        President and Chief
                                    Funds since August 2001. As    Executive Officer,
                                    a Municipal Bond Fund          Weirton Steel through
                                    director he serves for a       2001.
                                    one-year term
                                    that expires at the next
                                    annual meeting of
                                    shareholders. As a Class II
                                    director of American Income
                                    Fund, his term will expire
                                    at the 2005 annual meeting
                                    of shareholders.

Joseph D. Strauss       Director    Mr. Strauss has served as a    Owner, Chairman and       61             None
(1940)                              director of each of the        Chief Executive
                                    Municipal Bond Funds since     Officer, Excensus(TM),
                                    August 1998. As a Municipal    LLC, a consulting firm,
                                    Bond Fund director he serves   since 2001; owner and
                                    for a one-year term that       President, Strauss
                                    expires at the next annual     Management Company, a
                                    meeting of shareholders. Mr.   Minnesota holding
                                    Strauss has served as a        company for various
                                    Class III director of          organizational
                                    American Income Fund since     management business
                                    October 2000. His current      ventures; owner,
                                    term expires at the 2006       Chairman and Chief
                                    annual meeting of              Executive Officer,
                                    shareholders.                  Community Resource
                                                                   Partnerships, Inc., a
                                                                   strategic planning,
                                                                   operations management,
                                                                   government relations,
                                                                   transportation planning
                                                                   and public relations
                                                                   organization; attorney
                                                                   at law.

Virginia L. Stringer    Chair;      Ms. Stringer has served as a   Owner and President,      61             None
(1944)                  Director    director of each of the        Strategic Management
                                    Municipal Bond Funds since     Resources, Inc., a
                                    August 1998. As a Municipal    management consulting
                                    Bond Fund director she         firm; Executive
                                    serves for a one-year term     Consultant to State
                                    that expires at the next       Farm Insurance Company.
                                    annual meeting of
                                    shareholders. She has served
                                    as a Class III director of
                                    American Income Fund since
                                    October 2000. Her current
                                    term expires at the 2006
                                    annual meeting of
                                    shareholders.

                                                                                             NUMBER OF
                                                                                             PORTFOLIOS IN  OTHER
                        POSITION                                                             FUND           DIRECTOR-
                        HELD                                       PRINCIPAL OCCUPATION(S)   COMPLEX        SHIPS
NAME AND YEAR OF        WITH THE    TERM OF OFFICE* AND LENGTH     DURING LAST               OVERSEEN BY    HELD BY
BIRTH                   FUNDS       OF TIME SERVED                 5 YEARS                   DIRECTOR       DIRECTOR**
----------------------  ---------   --------------------------     -----------------------   -----------    ----------
James M. Wade           Director    Mr. Wade has served as a       Owner and President,      61             None
(1943)                              director of each of the        Jim Wade Homes, a
                                    Funds since August 2001. As    homebuilding company,
                                    a Municipal Bond Fund          since 1999.
                                    director he serves for a
                                    one-year term that expires
                                    at the next annual meeting
                                    of shareholders. As a Class
                                    III director of American
                                    Income Fund, his current
                                    term expires at the 2006
                                    annual meeting of
                                    shareholders.

----------
* Each director serves for the term specified or, if earlier, until his or her death, resignation, removal or disqualification.
** Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

          There were seven meetings of the Board of Directors during the fiscal year of American Municipal Income Portfolio, Minnesota Municipal Income Portfolio and First American Minnesota Municipal Income Fund II ended January 31, 2004 and nine meetings of the Board of Directors during the fiscal year of American Income Fund ended October 31, 2003. During each such fiscal year, each of the directors standing for re-election attended at least 75% of all meetings of the Board of Directors and of committees of which he or she was a regular member that were held while he or she was serving on the Board of Directors or on such committee.

STANDING COMMITTEES

          The Board of Directors of each Fund currently has three standing committees: an Audit Committee, a Pricing Committee and a Governance Committee.

          The purposes of the Audit Committee are (1) to oversee the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality of the Funds' financial statements and the independent audit thereof; (3) to assist Board oversight of the Funds' compliance with legal and regulatory requirements; and (4) to act as a liaison between the Funds' independent auditors and the full Board of Directors. The Audit Committee, together with the Board of Directors, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement). The Audit Committee has adopted a written charter setting forth, among other things, requirements with respect to the composition of the Committee, the purposes of the Committee, and the Committee's duties and powers. The Audit Committee currently consists of Mr. Kedrowski (chair), Mr. Field, Mr. Foret and Ms. Stringer (ex officio). The Board has determined that each member of the Audit Committee is "independent" within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940. The Board of Directors of each Fund has designated Mr. Kedrowski, Mr. Field and Mr. Foret as Audit Committee financial experts. A copy of the Audit Committee's current charter is attached as Appendix A to the Proxy Statement. The Audit Committee met nine times during the fiscal year of American Municipal Income Portfolio, Minnesota Municipal Income Portfolio and First American Minnesota Municipal Income Fund II ended January 31, 2004 and 11 times during the fiscal year of American Income Fund ended October 31, 2003.

          The Pricing Committee of each Fund's Board of Directors is responsible for valuing portfolio securities for which market quotations are not readily available, pursuant to procedures established by the Board of Directors. Current members of the Pricing Committee are Mr. Strauss (Chair), Ms. Herget, Mr. Wade and Ms. Stringer (ex-officio). The Pricing Committee met eight times during the fiscal year of American Municipal Income Portfolio,

Minnesota Municipal Income Portfolio and First American Minnesota Municipal Income Fund II ended January 31, 2004 and seven times during the fiscal year of American Income Fund ended October 31, 2003.

          The Governance Committee of the Board of Directors is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Governance Committee are Mr. Riederer (Chair), Mr. Gibson, Ms. Herget, and Ms. Stringer (ex officio). The Board has determined that each member of the Governance Committee is "independent" within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940. The Governance Committee met eight times during the fiscal year of American Municipal Income Portfolio, Minnesota Municipal Income Portfolio and First American Minnesota Municipal Income Fund II ended January 31, 2004 and six times during the fiscal year of American Income Fund ended October 31, 2003. The Governance Committee Charter is attached as Appendix B to this proxy statement.

          In addition to the above committees, the Board of Directors also appoints a Fund Review Liaison. The responsibility of the Fund Review Liaison is to lead the Board of Directors, together with the Board Chair, in evaluating Fund performance, Fund service provider contracts and arrangements for execution of Fund trades. Mr. Wade is the current Fund Review Liaison.

SELECTION OF DIRECTOR NOMINEES

          The Governance Committee will consider shareholder recommendations for director nominees in connection with each annual shareholders meeting of the Funds and any special shareholders meeting which is called for the purpose of electing directors. There are no differences in the manner in which the Governance Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder.

          A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Ms. Stringer) or the Chair of the Governance Committee (Mr. Riederer), in either case at First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. At a minimum, the recommendation should include:

     - the name, address, and business, educational, and/or other pertinent background of the person being recommended;

     - a statement concerning whether the person is "independent" within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940;

     - any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

     - the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

          The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation. In order for the Governance Committee to consider a shareholder's recommended nominee for election at the annual shareholders meeting in a given year, the recommendation should be submitted to the Governance Committee no later than May 31 in that year.

          The Board of Directors currently is composed entirely of persons who are not "interested persons" as defined in the Investment Company Act of 1940. The Board presently intends to remain composed only of such persons. Shareholders should note that a person who owns securities issued by U.S. Bancorp (the parent company of the Funds' investment advisor) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with U.S. Bancorp or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

          The Governance Committee has not established specific, minimum qualifications that it believes must be met by a director nominee. In evaluating director nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is "independent" within the meaning of applicable stock exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940; and whether the individual is "financially literate" or would be deemed an "audit committee financial expert" within the meaning of such listing standards and applicable Securities and Exchange Commission ("SEC") rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. In addition to considering shareholder recommendations, the Governance Committee may consider recommendations by business and personal contacts of current Board members, by Fund management, and by executive search firms which the committee may engage from time to time.

          Before the Governance Committee decides to nominate an individual as a director, committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a director of a registered investment company.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

          Shareholders of the Funds can communicate directly with the Board of Directors by writing to the Chair of the Board, First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. Shareholders can communicate directly with an individual director by writing to that director at P.O. Box 1329, Minneapolis, Minnesota 55440-1329. Such communications to the Board or individual directors are not screened before being delivered to the addressee.

DIRECTOR ATTENDANCE AT SHAREHOLDERS MEETINGS

          The Board of Directors encourages directors to attend annual shareholders meetings of the Funds in person or by telephone. Five directors attended the Funds' 2003 annual shareholders meetings in person.

DIRECTOR COMPENSATION

          The Fund complex currently pays directors who are not paid employees or affiliates of the Funds an annual retainer of $40,000 ($60,000 in the case of the Chair). The Fund Review Liaison receives an additional annual retainer of $10,000. In addition, directors are paid the following fees for attending Board and committee meetings:

          - $5,000 per day for in-person attendance at Board of Directors meetings ($7,500 per day in the case of the Chair);

          - $2,500 per day for telephonic attendance at Board of Directors meetings ($3,750 in the case of the Chair);

          - $2,500 for in-person attendance at any committee meeting ($3,750 in the case of the committee chair); and

          - $1,250 for telephonic attendance at any committee meeting ($1,875 in the case of the committee chair).

Directors also receive $2,500 per day when traveling, on behalf of a Fund, out of town on Fund business which does not involve a Board or committee meeting. In addition, directors are reimbursed for their out-of-pocket expenses in traveling from their primary or secondary residence to Board and committee meetings, on Fund business and to attend mutual fund industry conferences or seminars. The amounts specified in this paragraph are allocated among the funds in the Fund Complex on the basis of net assets.

          The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on Fund assets and liabilities and will not obligate the Funds to retain any director or pay any particular level of compensation. The Funds do not provide any other pension or retirement benefits to directors.

          The following table sets forth the compensation received by each director standing for re-election from each Fund for its most recent fiscal year, as well as the total compensation received by each such director from the Fund Complex for the twelve months ended December 31, 2003.

                                           AGGREGATE          AGGREGATE
                       AGGREGATE          COMPENSATION    COMPENSATION FROM             AGGREGATE
                  COMPENSATION FROM      FROM MINNESOTA     FIRST AMERICAN            COMPENSATION        TOTAL COMPENSATION FROM
 NAME OF          AMERICAN MUNICIPAL    MUNICIPAL INCOME  MINNESOTA MUNICIPAL         FROM AMERICAN         FUND COMPLEX PAID TO
 DIRECTOR        INCOME PORTFOLIO (1)     PORTFOLIO (2)    INCOME FUND II (3)        INCOME FUND (4)           DIRECTORS (5)(6)
 --------        --------------------   ----------------  -------------------    ----------------------   -----------------------
Benjamin               $      155           $      112         $       32                $       17              $   37,500
R. Field
III

Mickey                        155                  112                 32                        17                  37,500
P. Foret

Roger A                     1,355                  981                311                       163                 121,250
Gibson

Victoria                      155                  112                 32                        16                  38,750
J. Herget

Leonard                     2,771                2,006                649                       200                 150,625
W
Kedrowski

Richard K                     529                  382                108                       209                 141,250
Riederer

Joseph D                      438                  316                 90                       153                 115,625
Strauss

Virginia  L                   711                  513                145                       268                 185,000
Stringer

James M                       421                  304                 86                       152                 111,250
Wade

(1) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $1,127; and Leonard W. Kedrowski, $2,771.
(2) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $816; and Leonard W. Kedrowski, $2,006.
(3) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $264; and Leonard W. Kedrowski, $649.
(4) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $76; and Leonard W. Kedrowski, $200.
(5) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $60,625; and Leonard W. Kedrowski, $150,625.
(6) As of December 31, 2003, the Fund Complex consisted of four open-end and eight closed-end investment companies, totaling 61 funds, managed by the Adviser, including the Funds.

DIRECTOR SHAREHOLDINGS

     The following table discloses the dollar range of equity securities beneficially owned by each director standing for re-election (i) in each Fund and (ii) on an aggregate basis in any of the funds in the Fund Complex.

                                         DOLLAR RANGE OF EQUITY                 AGGREGATE DOLLAR RANGE OF EQUITY
NAME OF DIRECTOR                         SECURITIES IN THE FUNDS                SECURITIES IN THE FUND COMPLEX*
----------------                         -----------------------                --------------------------------
Benjamin R. Field III                    None                                   $50,001-$100,000

Mickey P. Foret                          None                                   Over $100,000

Roger A. Gibson                          None                                   $10,001-$50,000

Victoria J. Herget                       None                                   Over $100,000

Leonard W. Kedrowski                     None                                   Over $100,000

Richard K. Riederer                      None                                   Over $100,000

Joseph D. Strauss                        None                                   Over $100,000

Virginia L. Stringer                     None                                   Over $100,000

James M. Wade                            None                                   Over $100,000

----------
* The dollar range disclosed is based on the value of the securities as of July 30, 2004.

     To the knowledge of the Funds, as of July 23, 2004, the officers and directors of each Fund as a group beneficially owned less than 1% of each class of the outstanding shares of each Fund.

BOARD RECOMMENDATION; REQUIRED VOTE

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF ALL NOMINEES TO SERVE AS DIRECTORS. For each Municipal Bond Fund, (i) the vote of a plurality of the preferred shares represented at the meeting is sufficient for the election of Mr. Gibson and Mr. Kedrowski, provided at least a quorum (a majority of the outstanding preferred shares) is represented in person or by proxy, and (ii) the vote of a plurality of the preferred shares and common shares represented at the meeting, voting together as a single class, is sufficient for the election of each of the other nominees, provided at least a quorum (a majority of the outstanding preferred shares and common shares) is represented in person or by proxy. For American Income Fund, the vote of a plurality of the shares voted at the meeting is sufficient for the election of each of the nominees, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy. Unless otherwise instructed, the proxies will vote for all nominees. In the event any of the above nominees are not candidates for election at the meeting due to events not now known or anticipated, the proxies will vote for such other persons as the Board of Directors may designate.

                                  PROPOSAL TWO
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Investment Company Act of 1940 provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or its investment adviser. This selection is being submitted for ratification or rejection by the shareholders of each Fund.

     The Audit Committee and the full Board of Directors, including a majority of the Directors who are not interested persons of the Adviser or the Funds, have selected Ernst & Young LLP ("Ernst & Young") to be the Funds' independent public accountants for each Fund's current fiscal year. Ernst & Young examines the annual financial statements of the Funds and provides certain other audit-related and tax-related services to the Funds. Representatives of Ernst & Young are expected to be present at the meeting. These representatives will have the opportunity to make a statement to shareholders if they choose to do so and are expected to be available to respond to appropriate questions.

AUDIT COMMITTEE REPORT

     The Audit Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Funds' independent public accountants (or to nominate the independent public accountants to be proposed for shareholder approval in any proxy statement). The function of the Audit Committee is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and for preparing the Funds' financial statements, and the independent public accountants' responsibility is to plan and carry out a proper audit of the financial statements.

     In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Funds' financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

     The Funds' independent accountants also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants the accounting firm's independence. The Committee also considered whether non-audit services provided by the independent accountants during the last fiscal year were compatible with maintaining the independent accountants' independence.

     Based upon the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board of Directors that, with respect to each Fund, the audited financial statements for the Fund's most recent fiscal year be included in the Fund's Annual Report for that fiscal year filed with the SEC.

                                          Members of the Audit Committee

                                          Leonard W. Kedrowski, Chair
                                          Benjamin R. Field III
                                          Mickey P. Foret
                                          Virginia L. Stringer

FEES PAID TO ERNST & YOUNG

     AUDIT FEES. Ernst & Young's fees for professional services rendered for the audit of each Fund's annual financial statements for its two most recently completed fiscal years were as set forth in the following table. These amounts included fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the Funds' Annual Reports on Form N-CSR.

                                           FISCAL YEAR        FISCAL YEAR       FISCAL YEAR       FISCAL YEAR
                                           ENDED 1/31/04      ENDED 1/31/03     ENDED 10/31/03    ENDED 10/31/02
                                           -------------      -------------     --------------    --------------
American Municipal Income Portfolio         $   35,076         $   21,379              N/A               N/A

Minnesota Municipal Income Portfolio        $   25,304         $   15,398              N/A               N/A

First American Minnesota Municipal Income   $   28,957         $    1,424              N/A               N/A
Fund II

American Income Fund                               N/A                N/A        $  24,735         $   9,724


     AUDIT-RELATED FEES. Ernst & Young's fees for audit-related services for each Fund's two most recently completed fiscal years were as set forth in the following table. These audit-related services primarily related to rating agency agreed upon procedures.

                                           FISCAL YEAR        FISCAL YEAR       FISCAL YEAR       FISCAL YEAR
                                           ENDED 1/31/04      ENDED 1/31/03     ENDED 10/31/03    ENDED 10/31/02
                                           -------------      -------------     --------------    --------------
American Municipal Income Portfolio         $    3,977         $    2,813           N/A                N/A

Minnesota Municipal Income Portfolio        $    2,870         $    2,026           N/A                N/A

First American Minnesota Municipal Income   $    2,328         $      187           N/A                N/A
Fund II

American Income Fund                               N/A                N/A           N/A                N/A

     TAX FEES. Ernst & Young's fees for tax services for each Fund's two most recently completed fiscal years were as set forth in the following table. These tax services included tax compliance, tax advice and tax planning services. Tax compliance, tax advice and tax planning services primarily relate to the preparation of original and amended tax returns, timely RIC qualification reviews and tax distribution analysis and planning.

                                           FISCAL YEAR        FISCAL YEAR       FISCAL YEAR       FISCAL YEAR
                                           ENDED 1/31/04      ENDED 1/31/03     ENDED 10/31/03    ENDED 10/31/02
                                           -------------      -------------     --------------    --------------
American Municipal Income Portfolio         $    7,763         $    5,528              N/A              N/A

Minnesota Municipal Income Portfolio        $    5,684         $    3,990              N/A              N/A

First American Minnesota Municipal Income   $    4,053         $      269              N/A              N/A
Fund II

American Income Fund                               N/A                N/A        $   4,879         $  2,597

     ALL OTHER FEES. There were no fees billed by Ernst & Young for other services during each Fund's two most recently completed fiscal years.

     AGGREGATE NON-AUDIT FEES. The aggregate non-audit fees billed by Ernst & Young to each of the Funds and the Adviser and entities controlling, controlled by or under common control with the Adviser that provide ongoing services to the Funds for the two most recently completed fiscal years are set forth in the following table.

                                           FISCAL YEAR        FISCAL YEAR       FISCAL YEAR       FISCAL YEAR
                                           ENDED 1/31/04      ENDED 1/31/03     ENDED 10/31/03    ENDED 10/31/02
                                           -------------      -------------     --------------    --------------
American Municipal Income Portfolio         $   98,670         $  126,673              N/A              N/A

Minnesota Municipal Income Portfolio        $   95,484         $  124,348              N/A              N/A

First American Minnesota Municipal Income   $   93,311         $  118,788              N/A              N/A
Fund II

American Income Fund                               N/A                N/A        $ 137,109         $ 75,629

AUDIT COMMITTEE PRE-APPROVAL POLICIES

     The Audit Committee has established procedures requiring the pre-approval of all audit and non-audit services performed for the Funds by Ernst & Young. Such procedures also require the pre-approval of non-audit service provided to U.S. Bancorp Asset Management, U.S. Bank National Association, Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with U.S. Bancorp Asset Management that provides ongoing services to the Funds, but only if those services relate directly to the operations and financial reporting of the Funds. All of the services described above that were provided on or after May 6, 2003, the effective date of SEC rules relating to the pre-approval of non-audit services, were pre-approved in accordance with the Audit Committee's pre-approval procedures.

BOARD RECOMMENDATION; REQUIRED VOTE

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG. For each Fund, the vote of a majority of the shares represented at the meeting is sufficient for the ratification of the selection of the independent public accountants, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy. For the Municipal Bond Funds, the preferred shareholders and the common shareholders vote together as a single class. Unless otherwise instructed, the proxies will vote for the ratification of the selection of Ernst & Young as each Fund's independent public accountant.

                              OFFICERS OF THE FUNDS

     Information about each officer's position and term of office with the Funds and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. No officer receives any compensation from the Funds.* Unless otherwise indicated, the address of each of the officers is U.S. Bancorp Asset Management, Inc., 800 Nicollet Mall, Minneapolis, Minnesota 55402.

NAME AND YEAR       POSITION HELD      TERM OF OFFICE** AND
OF BIRTH            WITH THE FUNDS     LENGTH OF TIME SERVED     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------    --------------     ---------------------     ----------------------------------------------
Thomas S.           President          Since February 2001       Chief Executive Officer of the Adviser since
Schreier, Jr.                                                    May 2001; prior thereto, Chief Executive
(1962)                                                           Officer of First American Asset Management
                                                                 since December 2000 and of Firstar Investment
                                                                 & Research Management Company ("FIRMCO") since
                                                                 February 2001; Senior Managing Director and
                                                                 Head of Equity Research of U.S. Bancorp Piper
                                                                 Jaffray from October 1998 through December
                                                                 2000; prior to October 1998, Senior Airline
                                                                 Equity Analyst and a Director in the Equity
                                                                 Research Department of Credit Suisse First
                                                                 Boston.

Mark S. Jordahl     Vice President --  Since September 2001      Chief Investment Officer of the Adviser since
(1960)              Investments                                  September 2001; prior thereto, President and
                                                                 Chief Investment Officer, ING Investment
                                                                 Management - Americas, September 2000 to June
                                                                 2001, Senior Vice President and Chief
                                                                 Investment Officer, ReliaStar Financial Corp,
                                                                 January 1998 to September 2000.

Jeffery M. Wilson   Vice President --  Since March 2000          Senior Vice President of the Adviser since May
(1957)              Administration                               2001; prior thereto, Senior Vice President of
                                                                 First American Asset Management.

Joseph M. Ulrey     Treasurer          Since December 2003       Senior Managing Director, Fund Treasury, the
III (1958)                                                       Adviser, since December 2003 and Senior
                                                                 Managing Director, Risk Management and
                                                                 Quantitative Analysis, the Adviser, since May
                                                                 2001; from May 2001 through December 2001,
                                                                 Senior Managing Director, Securities Lending
                                                                 and Money Market Funds, the Adviser; prior
                                                                 thereto, Senior Managing Director, Securities
                                                                 Lending and Money Market Funds, First American
                                                                 Asset Management.

James D. Alt*       Secretary          Since June 2002;          Partner, Dorsey & Whitney LLP, a Minneapolis
(1951)                                 Assistant Secretary       based law firm.
50 South Sixth                         of the Funds from
Street, Suite                          September 1998 to
1500                                   June 2002
Minneapolis, MN
55402

Richard J. Ertel    Assistant          Since June 2003           Disclosure Counsel, U.S. Bancorp Asset
(1967)              Secretary                                    Management, Inc. since May 2003; Associate
                                                                 Counsel, Hartford Life and Accident Insurance
                                                                 Company from April 2001 through May 2003;
                                                                 Attorney and Law Clerk, Fortis Financial
                                                                 Group, through March 2001.

Kathleen L.         Assistant          Since September 1998      Partner, Dorsey & Whitney LLP, a Minneapolis
Prudhomme*          Secretary                                    based law firm.
(1953)
50 South Sixth
Street, Suite
1500
Minneapolis, MN
55402

NAME AND YEAR       POSITION HELD      TERM OF OFFICE** AND
OF BIRTH            WITH THE FUNDS     LENGTH OF TIME SERVED     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------    --------------     ---------------------     ----------------------------------------------
Michael J.          Assistant          Since March 2000;         Partner, Dorsey & Whitney LLP, a Minneapolis
Radmer*             Secretary          Secretary of the          based law firm.
(1945)                                 Funds from September
50 South Sixth                         1998 to March 2000
Street, Suite
1500
Minneapolis, MN
55402

* Legal fees and expenses are paid to Dorsey & Whitney LLP, the law firm of which Mr. Alt, Ms. Prudhomme and Mr. Radmer are partners.
** Officers serve at the pleasure of the Board of Directors and are re-elected by the Board annually.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based on Fund records and other information, the Funds believe that all SEC filing requirements with respect to the Funds applicable to their directors and officers, the Adviser and companies affiliated with the Adviser, pursuant to
Section 16(a) of the Securities Exchange Act of 1934, with respect to each Fund's fiscal year end were satisfied.

                              SHAREHOLDER PROPOSALS

     Under the Securities Exchange Act of 1934, Fund shareholders may submit proposals to be considered at the next Annual Meeting. Rule 14a-8 under the Exchange Act sets forth the procedures and requirements for requesting that a Fund include these proposals in its proxy statement. Any proposal submitted under Rule 14a-8 must be received at the Funds' offices, 800 Nicollet Mall, Minneapolis, Minnesota 55402, no later than April 12, 2005. Shareholders also may submit proposals to be voted on at the next Annual Meeting without having the proposals included in the Funds' proxy statement. These proposals are known as "non-Rule 14a-8 proposals." The Funds' proxies will be able to exercise their discretionary authority to vote all proxies with respect to any non-Rule 14a-8 proposal, unless written notice of the proposal is presented to the Fund not later than June 26, 2005.

Dated: August 10, 2004

                                                                    James D. Alt
                                                                    Secretary

                                                                      APPENDIX A

                              FIRST AMERICAN FUNDS
                                 AUDIT COMMITTEE
                                     CHARTER
                            [As amended May 11, 2004]

1. The First American Funds Complex Audit Committee (Audit Committee) shall be composed entirely of independent directors(1) who are not "interested persons" of the Funds within the meaning of the Investment Company Act of 1940. The Audit Committee shall be comprised of at least three members with one member appointed as chairperson. All committee members shall be financially literate(2), at least one member shall have accounting or related financial management expertise(3), and at least one member shall be an "audit committee financial expert" as determined by the Board of Directors of the Funds pursuant to SEC Form N-CSR, Items 3(b) and (c).

2.   The purposes of the Audit Committee are:

     (a) to oversee the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers;

     (b) to oversee the quality of the Funds' financial statements and the independent audit thereof;

     (c) to assist Board oversight of the Funds' compliance with legal and regulatory requirements; and

     (d) to act as a liaison between the Funds' independent auditors and the full Board of Directors.

     The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control and for preparing the Funds' financial statements, and the independent auditor's responsibility is to plan and carry out a proper audit of the financial statements.

     The outside auditor for the Funds is ultimately accountable to the Board of Directors and Audit Committee as representatives of shareholders. The Audit Committee and Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

     (a) to review with management and the independent auditors the audited annual financial statements of the Funds, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements;

----------
(1) A director shall be deemed "independent" for this purpose only if he or she is independent within the meaning of Rule 10A-3(b)(1)(iii) under the Securities Exchange Act of 1934. The full Board of Directors has reviewed information provided by each Audit Committee member and has found that each such member is "independent" within the meaning of this rule.

(2) For purposes of the applicable New York Stock Exchange Rule, the full Board of Directors, in its business judgment, interprets the term "financially literate" in a manner consistent with the counterpart American Stock Exchange Rule, as meaning that an Audit Committee member is able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement.

(3) For purposes of the applicable New York Stock Exchange Rule, the full Board of Directors, in its business judgment, interprets this qualification in a manner consistent with the counterpart American Stock Exchange Rule, as meaning that an Audit Committee member has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

     (b) to meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters or concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Funds' financial policies, procedures, and internal accounting controls and management's responses thereto; (iv) to review the form of opinion the independent auditors propose to render to the Board and shareholders with respect to the Funds' financial statements; and (v) to review the results of internal audits of areas that impact the Funds;

     (c) to prepare and deliver the audit committee reports required to be included in the closed-end funds' proxy statements;

     (d) to receive and consider any communications which the Funds' principal executive officer and principal financial officer are required to make to the Audit Committee in connection with their certifications of the Funds' filings on SEC Form N-CSR;

     (e) to receive and consider the communications which the Funds' independent auditors are required to make to the Audit Committee pursuant to SEC Reg. S-X, Rule 2-07(a) (a copy of which is attached hereto as Exhibit A);

     (f) to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

     (g) to ensure that the auditor submits on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditor and the Funds, consistent with Independence Standards Board Statement No. 1, to engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, to evaluate the independence of the auditor, and to recommend that the Board of Directors take appropriate action in response to the auditors' report to satisfy itself of the auditors' independence;

     (h) at least annually, to obtain and review a report by the auditor describing the firm's internal quality-control procedures, any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carries out by the firm, and any steps taken to deal with any such issues;

     (i) to consider pre-approving any accounting firm's engagement to render audit or non-audit services to the Funds or, under the circumstances contemplated by SEC Reg. S-X, Rule 2-01(c)(7)(ii) (a copy of which is attached hereto as Exhibit B), to the Funds' investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Funds and the accounting firm's services have a direct impact on the Funds' operations or financial reporting; provided, that the Audit Committee may establish written pre-approval policies and procedures which conform to the requirements of SEC Reg. S-X, Rule 2-01(c)(7)(i)(B) (a copy of which is attached hereto as Exhibit C);

     (j) to review the fees charged to the Funds by the auditors for audit and non-audit services;

     (k) to investigate improprieties or suspected improprieties in Fund operations;

     (l)  to review procedures to safeguard portfolio securities;

     (m) to review the Funds' back-up procedures and disaster recovery plans (except those pertaining to primary pricing services system);

     (n) to discuss policies with respect to risk assessment and risk management;

     (o) to meet separately, periodically, with management, with internal auditors (or other personnel responsible for the internal audit function) and with independent auditors;

     (p) to set clear hiring policies for employees or former employees of the auditors; and

     (q) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet at least quarterly and is empowered to hold special meetings, as circumstances require.

5.   The Committee shall regularly meet with the Treasurer of the Funds.

6. The Committee shall establish procedures for (a) the receipt, retention, and treatment of complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by employees of the Funds and of their investment advisers, administrators, principal underwriters, and any other provider of accounting related services for the Funds, of concerns regarding questionable accounting or auditing matters.

7. The Committee also shall act as the Funds' "qualified legal compliance committee," as defined in 17 CFR Section 205.2(k). In this role, the Committee shall:

     (a) adopt written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of United States federal or state securities law, material breach of fiduciary duty to the Funds arising under United States federal or state law, or similar material violation of United States federal or state law which is required to be made with respect to the Funds by attorneys who are subject to the reporting rules set forth in 17 CFR
          Part 205;

     (b)  have the authority and responsibility:

          (i) to inform the Funds' chief legal officer and chief executive officer (or the equivalents thereof) of any report of evidence of a material violation received by the Committee (except in the circumstances described in 17 CFR Section 205.3(b)(4));

          (ii) to determine whether an investigation is necessary regarding any report of evidence of a material violation received by the Committee and, if the Committee determines an investigation is necessary or appropriate, to (A) notify the Funds' Board of Directors, (B) initiate an investigation, which may be conducted either by the Funds' chief legal officer (or the equivalent thereof) or by outside attorneys, and (C) retain such additional expert personnel as the Committee deems necessary;

          (iii) at the conclusion of the investigation, to (A) recommend to the full Board of Directors, by majority vote, that the Funds implement an appropriate response to evidence of a material violation, and (B) inform the Funds' chief legal officer and chief executive officer and their Board of Directors of the results of any such investigation and the appropriate remedial measures to be adopted; and

     (c) have the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the SEC in the event that the Funds fail in any material respect to implement an appropriate response that the Committee has recommended the Funds to take.

8. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the power to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel related to the Funds and the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

9. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors. The full Board of Directors shall approve this charter at least annually.

10.  The Committee shall evaluate its own performance at least annually.

                        EXHIBIT A: REG. S-X, RULE 2-07(a)

(a) Each registered public accounting firm that performs for an audit client that is an issuer (as defined in section 10A(f) of the Securities Exchange Act of 1934, other than an issuer that is an Asset-Backed Issuer as defined in Rules 13a-14(g) and 15d-14(g) under the Securities Exchange Act of 1934, or an investment company registered under section 8 of the Investment Company Act of 1940, other than a unit investment trust as defined by section 4(2) of the Investment Company Act of 1940, any audit required under the securities laws shall report, prior to the filing of such audit report with the Commission (or in the case of a registered investment company, annually, and if the annual communication is not within 90 days prior to the filing, provide an update, in the 90 day period prior to the filing, of any changes to the previously reported information), to the audit committee of the issuer or registered investment company:

     (1)  All critical accounting policies and practices to be used;

     (2) All alternative treatments within Generally Accepted Accounting Principles for policies and practices related to material items that have been discussed with management of the issuer or registered investment company, including:

          (i) Ramifications of the use of such alternative disclosures and treatments; and

          (ii) The treatment preferred by the registered public accounting firm;

     (3) Other material written communications between the registered public accounting firm and the management of the issuer or registered investment company, such as any management letter or schedule of unadjusted differences;

     (4) If the audit client is an investment company, all non-audit services provided to any entity in an investment company complex, as defined in Rule 2-01 (f)(14), that were not pre-approved by the registered investment company's audit committee pursuant to Rule 2-01 (c)(7).

                    EXHIBIT B: REG. S-X, RULE 2-01(c)(7)(ii)

(ii) A registered investment company's audit committee also must pre-approve its accountant's engagements for non-audit services with the registered investment company's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company in accordance with paragraph
     (c)(7)(i) of this section, if the engagement relates directly to the operations and financial reporting of the registered investment company, except that with respect to the waiver of the pre-approval requirement under paragraph (c)(7)(i)(C) of this section, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the registered investment company's accountant by the registered investment company, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company during the fiscal year in which the services are provided that would have to be pre-approved by the registered investment company's audit committee pursuant to this section.

                   EXHIBIT C: REG. S-X, RULE 2-01(c)(7)(i)(B)

(B) The engagement to render the service is entered into pursuant to pre-approval policies and procedures established by the audit committee of the issuer or registered investment company, provided the policies and procedures are detailed as to the particular service and the audit committee is informed of each service and such policies and procedures do not include delegation of the audit committees responsibilities under the Securities Exchange Act of 1934 to management; . . .

                                                                      APPENDIX B

                              FIRST AMERICAN FUNDS
                          GOVERNANCE COMMITTEE CHARTER

I.   PURPOSE

     The purpose of the Governance Committee is to enhance the effectiveness of the Board of Directors of the First American Funds.

II.  COMPOSITION

     The Governance Committee shall be composed entirely of Directors who are not "interested persons" of the Funds within the meaning of the Investment Company Act of 1940. The Governance Committee will have at least three members and the Board Chair will serve as an "ex-officio" member of the Committee.

III. RESPONSIBILITIES

     The Committee will have the following responsibilities:

     BOARD AND COMMITTEE COMPOSITION

     - Interview and recommend to the Board of Directors of the Funds nominees for election as directors (whether they are "interested" or "disinterested" within the meaning of the Investment Company Act of
          1940) consistent with the needs of the Board and the Funds. The Committee will evaluate candidates' qualifications for Board membership and, with respect to persons being considered to join the Board as "disinterested" directors, their independence from management and principal service providers. These persons must be independent in terms of both the letter and the spirit of the 1940 Act and the Rules, Regulations and Forms under the 1940 Act. With respect to "disinterested" director candidates, the Committee also will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with Fund managers or service providers.

     - Review, annually, the independence of all Independent Directors and report its findings to the Board.

     - Review the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

     - Report annually to the Board on which current and potential members of the Audit Committee qualify as Audit Committee Financial Experts.

     - Recommend to the Board a successor to the Board Chair when a vacancy occurs in that position.

     - Consult with the Board Chair regarding the Board Chair's recommended Committee assignments.

     COMMITTEE STRUCTURE AND GOVERNANCE

     -    Review, at least annually, the Board's Committee structure.

     - Review, at least annually, each Committee's Charter and suggest changes to the appropriate Committee Chair. The Governance Committee will present to the Board of Directors, annually, each Committee's Charter for approval.

     DIRECTOR EDUCATION

     - Develop an annual education calendar that details the topics to be addressed in the Board's quarterly education sessions. The educational calendar will be presented to the full Board at its first quarterly meeting.

     - Monitor the attendance by each Independent Director at no less than one educational seminar, conference or similar meeting per year, in accordance with Board expectations.

     - Develop and conduct orientation sessions for new Independent Directors before or shortly after the new Directors join the Board.

     GOVERNANCE PRACTICES

     - Review and make recommendations to the Board of Directors concerning Director compensation at least once every two years.

     - Review and make recommendations to the Board of Directors concerning Director expenses, as appropriate or necessary.

     - Monitor compliance with the Board's requirement that each Director maintain investments in the Funds that are at least equal to the aggregate fees for one year that he or she receives for Board-related service to the Funds.

     - Review Director compliance with the requirement that a Director must retire from Board service by December 31 of the year in which he or she reaches the age of 70.

     - If requested, assist the Board Chair in overseeing the self-evaluation process undertaken each year by the Independent Directors.

     - Assist the Board in evaluating, annually, the support provided to the Board and its Committees and members by management, Fund counsel and counsel to the Independent Directors by compiling and subsequently reporting to the Board the results of a board support assessment questionnaire.

     - Evaluate and make recommendations to the Board concerning the legal services provided to the Funds and the Directors and the fees charged for those services. As part of its evaluation of Fund counsel, the Committee will consider management's views of the services rendered by that counsel to the Funds.

     - In collaboration with outside counsel and as required by law or deemed advisable by the Committee, develop policies and procedures addressing matters which should come before the Committee in the proper exercise of its duties.

     - Review, at least annually, the Board's adherence to industry "best practices."

     - Review and, as appropriate, recommend changes in, Board governance policies, procedures and practices.

     - Report the Committee's activities on a regular basis to the Board of Directors and make such recommendations as the Committee and the Board Chair deem appropriate.

     - Review at least annually and, as appropriate, recommend that the Board implement changes to this Charter.

IV.  RETENTION OF EXPERTS

     The Committee will have the resources and authority to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of any one or more of the Funds, as appropriate.

NOTICE OF ANNUAL

MEETING OF SHAREHOLDERS


TIME:

Wednesday, September 15, 2004
at 9:00 a.m.

PLACE:
Minneapolis Club
729 Second Avenue South
Minneapolis, Minnesota 55402

IMPORTANT:
Please date and sign your
proxy card and return it promptly
using the enclosed reply envelope.


                                                         Book 1
                                                         Cusip Numbers:


                                                         027649-10-2 027649-20-1
                                                         604062-10-9 027649-30-0
                                                         604062-20-8 604062-30-7
                                                         02672T-10-9 31849P-10-4
                                                         31849P-20-3


                                                         USBAM1-PS-04

                                   DETACH HERE

                           AMERICAN INCOME FUND, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Mark S. Jordahl, Joseph M. Ulrey III and Jeffery M. Wilson and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of American Income Fund, Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on September 15, 2004, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE -NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

--------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?
_________________________________             __________________________________
_________________________________             __________________________________
_________________________________             __________________________________

AMERICAN INCOME FUND, INC.
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                                           ----------------------------


                                           ----------------------------

                                  YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY

                      ---------------------------------        ---------------------------------
                       VOTE-BY-INTERNET                         VOTE-BY-TELEPHONE
                                                           OR
                       Log on to the Internet and go to         Call toll-free
                       http://www.eproxyvote.com/mrf            1-877-PRX-VOTE (1-877-779-8683)
                      ---------------------------------        ---------------------------------

                     If you vote over the Internet or by telephone, please do not mail your card.


                               DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

    Please mark
/X/ votes as in
    this example

1. To elect all nominees listed below (except as marked to       -----------------------------------------------------
   the contrary below).
                                                                               AMERICAN INCOME FUND, INC.
   (01) Benjamin R. Field III, (02) Mickey P. Foret, and
   (03) Roger A. Gibson                                          -----------------------------------------------------

                                                              2. To ratify the selection
                                                                 of Ernst & Young LLP as     FOR     AGAINST   ABSTAIN
                                                     VOTE        independent public          / /       / /       / /
      FOR                                          WITHHELD      accountants for the Fund.
      ALL      / /                          / /    FROM ALL
    NOMINEES                                       NOMINEES   In their discretion, the proxies are authorized to vote
                                                              upon such other business as may properly come before the
                                                              annual meeting or any adjournments or postponements
                                                              thereof.

                                                              Mark box at right if an address change or comment
                                                              has been noted on the reverse side of this card.   / /

FOR ALL     / /___________________________________            Please be sure to sign and date this Proxy.
NOMINEES    (INSTRUCTION:  To withhold authority to
EXCEPT      vote for any individual nominees, write
            that nominee's name in the space provided
            above.)

Shareholder                                            Co-owner
sign here:                      Date:                  sign here:                          Date:
           -------------------        ---------------             -----------------------        ---------------------

                                   DETACH HERE

                    MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.

                                  COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Mark S. Jordahl, Joseph M. Ulrey III and Jeffery M. Wilson and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of Minnesota Municipal Income Portfolio Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on September 15, 2004, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE -NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

--------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?
_________________________________             __________________________________
_________________________________             __________________________________
_________________________________             __________________________________

MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                                           ----------------------------


                                           ----------------------------

                                  YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY

                      ---------------------------------        ---------------------------------
                       VOTE-BY-INTERNET                         VOTE-BY-TELEPHONE
                                                           OR
                       Log on to the Internet and go to         Call toll-free
                       http://www.eproxyvote.com/mxa            1-877-PRX-VOTE (1-877-779-8683)
                      ---------------------------------        ---------------------------------

                     If you vote over the Internet or by telephone, please do not mail your card.

                               DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

    Please mark
/X/ votes as in
    this example

1. To elect all nominees listed below (except as marked to       -----------------------------------------------------
   the contrary below).
                                                                       MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.
   (01) Benjamin R. Field III, (02) Mickey P. Foret,
   (03) Victoria J. Herget, (04) Richard K. Riederer,            -----------------------------------------------------
   (05) Joseph D. Strauss, (06) Virginia L. Stringer, and
   (07) James M. Wade                                                                COMMON STOCK

                                                              2. To ratify the selection
                                                                 of Ernst & Young LLP as     FOR     AGAINST   ABSTAIN
                                                     VOTE        independent public          / /       / /       / /
      FOR                                          WITHHELD      accountants for the Fund.
      ALL      / /                          / /    FROM ALL
    NOMINEES                                       NOMINEES   In their discretion, the proxies are authorized to vote
                                                              upon such other business as may properly come before the
                                                              annual meeting or any adjournments or postponements
                                                              thereof.

                                                              Mark box at right if an address change or comment
                                                              has been noted on the reverse side of this card.   / /

FOR ALL     / /___________________________________            Please be sure to sign and date this Proxy.
NOMINEES    (INSTRUCTION:  To withhold authority to
EXCEPT      vote for any individual nominees, write
            that nominee's name in the space provided
            above.)

Shareholder                                            Co-owner
sign here:                      Date:                  sign here:                          Date:
           -------------------        ---------------             -----------------------        ---------------------

                                     [FRONT]

                    MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.

                                 PREFERRED STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Mark S. Jordahl, Joseph M. Ulrey III and Jeffery M. Wilson and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all preferred shares of Minnesota Municipal Income Portfolio Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on September 15, 2004, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE -NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

--------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?
_________________________________             __________________________________
_________________________________             __________________________________
_________________________________             __________________________________

                                                          [BACK]

    Please mark
/X/ votes as in
    this example

1. To elect all nominees listed below (except as marked to       -----------------------------------------------------
   the contrary below).
                                                                      MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.
   (01) Benjamin R. Field III, (02) Mickey P. Foret,
   (03) Roger A. Gibson, (04) Victoria J. Herget,                -----------------------------------------------------
   (05) Leonard W. Kedrowski, (06) Richard K. Riederer,
   (07) Joseph D. Strauss, (08) Virginia L. Stringer, and                            PREFERRED STOCK
   (09) James M. Wade

                                                              2. To ratify the selection
                                                                 of Ernst & Young LLP as     FOR     AGAINST   ABSTAIN
                                                     VOTE        independent public          / /       / /       / /
      FOR                                          WITHHELD      accountants for the Fund.
      ALL      / /                          / /    FROM ALL
    NOMINEES                                       NOMINEES   In their discretion, the proxies are authorized to vote
                                                              upon such other business as may properly come before the
                                                              annual meeting or any adjournments or postponements
                                                              thereof.

                                                              Mark box at right if an address change or comment
                                                              has been noted on the reverse side of this card.   / /

FOR ALL     / /___________________________________            Please be sure to sign and date this Proxy.
NOMINEES    (INSTRUCTION:  To withhold authority to
EXCEPT      vote for any individual nominees, write
            that nominee's name in the space provided
            above.)

Shareholder                                            Co-owner
sign here:                      Date:                  sign here:                          Date:
           -------------------        ---------------             -----------------------        ---------------------

                                   DETACH HERE

             FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.

                                  COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Mark S. Jordahl, Joseph M. Ulrey III and Jeffery M. Wilson and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of First American Minnesota Municipal Income Fund II, Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on September 15, 2004, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE -NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

--------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?
_________________________________             __________________________________
_________________________________             __________________________________
_________________________________             __________________________________

FIRST AMERICAN MINNESOTA
MUNICIPAL INCOME FUND II, INC.
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                                           ----------------------------


                                           ----------------------------

                                  YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY

                      ---------------------------------        ---------------------------------
                       VOTE-BY-INTERNET                         VOTE-BY-TELEPHONE
                                                           OR
                       Log on to the Internet and go to         Call toll-free
                       http://www.eproxyvote.com/mxn            1-877-PRX-VOTE (1-877-779-8683)
                      ---------------------------------        ---------------------------------

                     If you vote over the Internet or by telephone, please do not mail your card.

                               DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

    Please mark
/X/ votes as in
    this example

1. To elect all nominees listed below (except as marked to       -----------------------------------------------------
   the contrary below).
                                                                                FIRST AMERICAN MINNESOTA
   (01) Benjamin R. Field III, (02) Mickey P. Foret,                         MUNICIPAL INCOME FUND II, INC.
   (03) Victoria J. Herget, (04) Richard K. Riederer,
   (05) Joseph D. Strauss, (06) Virginia L. Stringer, and        -----------------------------------------------------
   (07) James M. Wade
                                                                                      COMMON STOCK

                                                              2. To ratify the selection
                                                                 of Ernst & Young LLP as     FOR     AGAINST   ABSTAIN
                                                     VOTE        independent public          / /       / /       / /
      FOR                                          WITHHELD      accountants for the Fund.
      ALL      / /                          / /    FROM ALL
    NOMINEES                                       NOMINEES   In their discretion, the proxies are authorized to vote
                                                              upon such other business as may properly come before the
                                                              annual meeting or any adjournments or postponements
                                                              thereof.

                                                              Mark box at right if an address change or comment
                                                              has been noted on the reverse side of this card.   / /

FOR ALL     / /___________________________________            Please be sure to sign and date this Proxy.
NOMINEES    (INSTRUCTION:  To withhold authority to
EXCEPT      vote for any individual nominees, write
            that nominee's name in the space provided
            above.)

Shareholder                                            Co-owner
sign here:                      Date:                  sign here:                          Date:
           -------------------        ---------------             -----------------------        ---------------------

                                     [FRONT]

             FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.

                                 PREFERRED STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Mark S. Jordahl, Joseph M. Ulrey III and Jeffery M. Wilson and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all preferred shares of First American Minnesota Municipal Income Fund II, Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on September 15, 2004, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE -NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

--------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?
_________________________________             __________________________________
_________________________________             __________________________________
_________________________________             __________________________________

                                                        [BACK]

    Please mark
/X/ votes as in
    this example

1. To elect all nominees listed below (except as marked to       -----------------------------------------------------
   the contrary below).
                                                                                FIRST AMERICAN MINNESOTA
   (01) Benjamin R. Field III, (02) Mickey P. Foret,                         MUNICIPAL INCOME FUND II, INC.
   (03) Roger A. Gibson, (04) Victoria J. Herget,
   (05) Leonard W. Kedrowski, (06) Richard K. Riederer,          -----------------------------------------------------
   (07) Joseph D. Strauss, (08) Virginia L. Stringer, and
   (09) James M. Wade                                                                PREFERRED STOCK

                                                              2. To ratify the selection
                                                                 of Ernst & Young LLP as     FOR     AGAINST   ABSTAIN
                                                     VOTE        independent public          / /       / /       / /
      FOR                                          WITHHELD      accountants for the Fund.
      ALL      / /                          / /    FROM ALL
    NOMINEES                                       NOMINEES   In their discretion, the proxies are authorized to vote
                                                              upon such other business as may properly come before the
                                                              annual meeting or any adjournments or postponements
                                                              thereof.

                                                              Mark box at right if an address change or comment
                                                              has been noted on the reverse side of this card.   / /

FOR ALL     / /___________________________________            Please be sure to sign and date this Proxy.
NOMINEES    (INSTRUCTION:  To withhold authority to
EXCEPT      vote for any individual nominees, write
            that nominee's name in the space provided
            above.)

Shareholder                                            Co-owner
sign here:                      Date:                  sign here:                          Date:
           -------------------        ---------------             -----------------------        ---------------------

                                   DETACH HERE

                    AMERICAN MUNICIPAL INCOME PORTFOLIO INC.

                                  COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Mark S. Jordahl, Joseph M. Ulrey III and Jeffery M. Wilson and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of American Municipal Income Portfolio Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on September 15, 2004, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE -NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

--------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?
_________________________________             __________________________________
_________________________________             __________________________________
_________________________________             __________________________________

AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                                           ----------------------------


                                           ----------------------------

                                  YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY

                      ---------------------------------        ---------------------------------
                       VOTE-BY-INTERNET                         VOTE-BY-TELEPHONE
                                                           OR
                       Log on to the Internet and go to         Call toll-free
                       http://www.eproxyvote.com/xaa            1-877-PRX-VOTE (1-877-779-8683)
                      ---------------------------------        ---------------------------------

                     If you vote over the Internet or by telephone, please do not mail your card.

                               DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

    Please mark
/X/ votes as in
    this example

1. To elect all nominees listed below (except as marked to       -----------------------------------------------------
   the contrary below).
                                                                        AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
   (01) Benjamin R. Field III, (02) Mickey P. Foret,
   (03) Victoria J. Herget, (04) Richard K. Riederer,            -----------------------------------------------------
   (05) Joseph D. Strauss, (06) Virginia L. Stringer, and
   (07) James M. Wade                                                                 COMMON STOCK

                                                              2. To ratify the selection
                                                                 of Ernst & Young LLP as     FOR     AGAINST   ABSTAIN
                                                     VOTE        independent public          / /       / /       / /
      FOR                                          WITHHELD      accountants for the Fund.
      ALL      / /                          / /    FROM ALL
    NOMINEES                                       NOMINEES   In their discretion, the proxies are authorized to vote
                                                              upon such other business as may properly come before the
                                                              annual meeting or any adjournments or postponements
                                                              thereof.

                                                              Mark box at right if an address change or comment
                                                              has been noted on the reverse side of this card.   / /

FOR ALL     / /___________________________________            Please be sure to sign and date this Proxy.
NOMINEES    (INSTRUCTION:  To withhold authority to
EXCEPT      vote for any individual nominees, write
            that nominee's name in the space provided
            above.)

Shareholder                                            Co-owner
sign here:                      Date:                  sign here:                          Date:
           -------------------        ---------------             -----------------------        ---------------------

                                     [FRONT]

                    AMERICAN MUNICIPAL INCOME PORTFOLIO INC.

                                 PREFERRED STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Mark S. Jordahl, Joseph M. Ulrey III and Jeffery M. Wilson and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all preferred shares of American Municipal Income Portfolio Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on September 15, 2004, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE -NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

--------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?
_________________________________             __________________________________
_________________________________             __________________________________
_________________________________             __________________________________

                                                        [BACK]

    Please mark
/X/ votes as in
    this example

1. To elect all nominees listed below (except as marked to       -----------------------------------------------------
   the contrary below).
                                                                        AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
   (01) Benjamin R. Field III, (02) Mickey P. Foret,
   (03) Roger A. Gibson, (04) Victoria J. Herget,                -----------------------------------------------------
   (05) Leonard W. Kedrowski, (06) Richard K. Riederer,
   (07) Joseph D. Strauss, (08) Virginia L. Stringer, and                           PREFERRED STOCK
   (09) James M. Wade
                                                              2. To ratify the selection
                                                                 of Ernst & Young LLP as     FOR     AGAINST   ABSTAIN
                                                     VOTE        independent public          / /       / /       / /
      FOR                                          WITHHELD      accountants for the Fund.
      ALL      / /                          / /    FROM ALL
    NOMINEES                                       NOMINEES   In their discretion, the proxies are authorized to vote
                                                              upon such other business as may properly come before the
                                                              annual meeting or any adjournments or postponements
                                                              thereof.

                                                              Mark box at right if an address change or comment
                                                              has been noted on the reverse side of this card.   / /

FOR ALL     / /___________________________________            Please be sure to sign and date this Proxy.
NOMINEES    (INSTRUCTION:  To withhold authority to
EXCEPT      vote for any individual nominees, write
            that nominee's name in the space provided
            above.)

Shareholder                                            Co-owner
sign here:                      Date:                  sign here:                          Date:
           -------------------        ---------------             -----------------------        ---------------------

                                        2